Exhibit 99.1
USA TECHNOLOGIES A Leader in Cashless Transactions, Networked Services, and Energy Management Energy Management e-Port Intelligent Vending eSuds.net Laundry Services Business Express Unattended Business Centers Unattended Kiosks OTCBB: USTT

USA TECHNOLOGIES Forward Looking Statement With the exception of the historical information contained in this presentation, the matters described herein contain forward-looking statements that involve risk and uncertainties that may individually or mutually impact the matters herein described, including but not limited to the ability of the Company to increase revenues in the future due to the developing and unpredictable markets for its products, the ability to achieve a positive cash flow, the ability to obtain orders for or install its products including the G-5 e-Port, the ability to obtain new customers and the ability to commercialize its products, which could cause actual results or revenues to differ materially from those contemplated by these statements. 2

USA TECHNOLOGIES Five key drivers of growth Energy Management Cashless Vending Commercial Laundry Self Serve Business Center Unattended Kiosk Sony PictureStation VendingMiser(R) CoolerMiser(TM) e-Port eSuds USA Business Express U.S. Market (Number Placements) 8 Million Vending 10 Million Coolers 8 Million Vending 1.3 Million Laundry 30,000 Hotels Worldwide Market (Number Placements) 30 Million Vending 40 Million Coolers 30 Million Vending 3

USA TECHNOLOGIES Energy Management o VendingMiser(R) o MV2IQ(TM) Customer Economics o Less than 1 year payback o $120 savings/placement/year 4

USA TECHNOLOGIES Energy Management o CoolerMiser(TM) o CM2IQ(TM) Customer Econimics o Less than 1 year payback o $100 savings/placement/year 5

USA TECHNOLOGIES Energy Management MICHIGAN STATE UNIVERSITY DEPARTMENT OF THE NAVY UNITED STATES OF AMERICA Bloomingdale's JCPenney AutoZone BJ's WHOLESALE CLUB Where values come to life.(TM) GSA U.S. General Services Administration BALTIMORE/WASHINGTON INTERNATIONAL AIRPORT 6

USA TECHNOLOGIES e-Port(R) for Cashless Vending o Enables cashless payments including credit/debit o Designed for rapid retrofit - 5 minutes or less o Instantly on network o Turnkey wireless connection o Provides operators with online access to sales data o Multiple forms of cashless payment including credit/debit cards Customer Economics o Increase sales by approximately 20% o Less than 1 year payback o Increase in average purchase from $1.06 to $1.87 7

USA TECHNOLOGIES G5 e-Port(R) o World's first `one-piece' design for credit card vending o Less expensive o Easy five minute installation o Wireless with Cingular 8

USA TECHNOLOGIES Web-Based Reporting for Distributed Assets ACTIVITY Beginning Date Range: April 09, 2004 Download Data Ending Date Range: April 15, 2004 Change Dates Transaction Type: All Change Terminals Terminal(s): All Run Date: 04/15/2004 02:57 PM Day: Thursday, 04/15/2004 General Logout My Homepage Contact Us Reports Saved Reports Build a Report Diagnostics Administration Terminals Users Report Register Regions Preferences Setup Activate e-Port New Bank Acct 9

USA TECHNOLOGIES 24/7 Customer Service 10

USA TECHNOLOGIES e-Port(R) CANTEEN TRUMP TAJ MAJAL CASINO o RESORT DISCOVER CARD DISNEY DEPARTMENT OF THE NAVY Sodexho GAYLORD PALMS ARAMARK Paramount Parks Coca Cola BOTTLING CO. CONSOLIDATED BWI BALTIMORE/WASHINGTON INTERNATIONAL AIRPORT 11

USA TECHNOLOGIES Cashless Transactions DISCOVER NOVUS VISA MasterCard AMERICAN EXPRESS Cards VISA CHECK CARD Sheraton HOTELS & RESORTS sheraton.com STUDENT ID Metropolitan University Albertsons PHOTO GIFT CARD $10 12

e-Port
Intelligent Vending
eSuds.net
Laundry Services
BUSINESS EXPRESS
Unattended Business Centers
Unattended Kiosks
Energy Miser
Licensing

USA TECHNOLOGIES

Cashless Trends and Estimates

- 1.7 Billion Credit Cards in Circulation (400% increase in the 90's)
- $200 Billion in Micro-payments ($1-$5) by year-end 2005
- 1.5 Billion 'Everyday Devices' connected to web by 2010
- Total market value $700 Billion by 2010
- Nilson Report projects that 50% of the 8 million vending machines in the U.S. will be equipped with cashless technology by 2009
- Nilson reports that USA Technologies currently represents 90% of credit card vending.

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USA TECHNOLOGIES E-Suds(TM) o Online availability of washers and dryers o Payments via student ID or PIN o "Cycle Done" notification o Email o Cell Phone o Pager Customer Economics o Less than 1 year payback o 15% increase in sales o Insulate contracts/gain share 14

USA TECHNOLOGIES Web-Based Reporting for e-Suds (TM) 15

USA TECHNOLOGIES e-Suds(TM) Case CASE WESTERN RESERVE UNIVERSITY Carnegie Mellon TEMPLE UNIVERSITY Goucher College BLUFFTON EMBRACING SPIRIT, ENGAGING MINDS UNIVERSITY OF CINCINNATI CEDARVILLE UNIVERSITY 16

USA TECHNOLOGIES Business Express o Nearly 400 units installed nationwide o Major hotel partners o Hotel Industry's Top Technology 2003 o Hotel Industry's Overall Top Product 2003 Business Express(R) 17

USA TECHNOLOGIES Business Express(R) STARWOOD HOTELS & RESORTS WORLDWIDE, INC. Holiday Inn HOTELS o RESORTS FOUR SEASONS Hotels and Resorts THE RITZ-CARLTON(R) HYATT(R) Marriott HOTELS o RESORTS o SUITES 18

USA TECHNOLOGIES

Unattended Kiosks


PictureStation
Get Digital?
SONY
4x6 Photo
5x7 Photo
8x10 Photo

Sony PictureStation

- $500 million industry in 2004, with explosive growth projected*
- Initial roll-out 2004
- Users can print from their digital memory stick, PC card, etc.
- Credit card payment systems
- Kiosks are wirelessly networked to provide Sony with key data

*Source: Frost & Sullivan

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USA TECHNOLOGIES Sony 7 ELEVEN TRUMP TAJ MAHAL CASINO o RESORT Marriott HOTELS o RESORTS o SUITES follett(R) HIGHER EDUCATION GROUP Michaels THE ARTS AND CRAFTS STORE(R) 20

Current Customers

Fortune 50 Retailer

- PepsiCo- The world leader in convenience food with $29 Billion in revenue (VendingMiser, VM2iQ, CoolerMiser, CM2IQ, e-Port)
- Current contract in place to provide VendingMiser and VM2IQ to one of Pepsi's largest customers, a Fortune 50 retailer with thousands of locations in North America
- ARAMARK is a leading provider of services to business, educational, healthcare and governmental institutions and sports, entertainment and recreational facilities with 9.4 Billion in r'04 revenue (e-Port, VendingMiser, VM2IQ)
- Compass Canteen- One of the most recognized names in vending with hundreds of thousands of locations (VendingMiser, VM2IQ, e-Port)

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USA TECHNOLOGIES Current Customers Sodexho o Sodexho- Operates more than 10,000 locations (VendingMiser, VM2IQ, e-Port) DEPARTMENT OF THE NAVY UNITED STATES OF AMERICA o US Navy- 68 Bases Worldwide (VendingMiser, VM2IQ) Albertsons o Albertsons- one of the world's largest food and drug retailers, with annual revenues of approximately $36 billion (PlugMiser, VendingMiser) DISNEY o Disney- 42 Million visitors annually to Disney World Orlando (e-Port) 22

USA TECHNOLOGIES Current Customers Marriott HOTELS o RESORTS o SUITES o Marriott- more than 5200 properties worldwide (Business Express, e-Port, Kiosk, VendingMiser, VM2IQ) STARWOOD HOTELS & RESORTS WORLDWIDE, INC. o Starwood Hotels- More than 700 hotels that include the brands St. Regis, The Luxury Collection, Sheraton, Westin, W and Four Points by Sheraton (Business Express, e-Port, Kiosk, VendingMiser, VM2IQ) SONY(R) o Sony is a leading manufacturer of audio, video, digital imaging, and communications products for the consumer and professional markets. Revenues of 20.8 Billion for the U.S. (Kiosks) 23

USA TECHNOLOGIES Strategic Partnerships IBM o Nearly 10 year `partnership' o IBM Business Partner o Development o Hosting of USALive mei(TM) A Division of Mars, Inc. o 3 year Licensing Agreement o Cashless Vending o Unattended Point-of-Sale cingular raising the bar o GSM Contract for Customer Connections o Affordable and Reliable Access 24

USA TECHNOLOGIES Strategic Partmerships kinko's(R) Home o Strategic Alliance for Business Express(R) Bb Blackboard o Integration to Campus Payment System which is present on over 400 University Campuses ZiLOG o 5 year Strategic Alliance o Combined e-Port(R) Code with eZ80Acclaim!(TM) o Reduced costs of e-Port(R) substantially 25

USA TECHNOLOGIES Sales & Marketing Strategy o Direct sales: 10 dedicated salespeople o Strategic co-marketing relationships o Attendance at industry conferences and events o 65 independent sales reps and resellers 26

Recent Developments

July 27, 2005

- USA Technologies announced that PepsiCo. placed an initial order of $810,000 on behalf of one of its customers to help reduce the cost of running vending machines in its customer's stores.

March 2005:

- USA Technologies announced at its Shareholders Meeting that it had negotiated an agreement with PepsiCo, Inc. to sell EnergyMiser products. PepsiCo, in turn, is expected to install the EnergyMisers in vending machines and coolers operated by another Fortune 50 company prominent in the retail industry, with thousands of locations nationwide, and overseas.

January 2005:

- Entered into an agreement to sell its VendingMiser® and CoolerMiser™ energy management solutions exclusively in Italy through a major Italian consulting integration company, THS International S.r.l. based in Milan, Italy.

October 2004:

- Signed a 5-year contract with U.S. General Services Administration (GSA), that enables all Federal Government authorities, agencies and facilities to directly purchase USA Technologies' energy products. U.S. Navy places first $600,000 order for the VendingMisers, and shipment has begun.

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USA TECHNOLOGIES Barriers to Entry o Strong Patent Portfolio - 63 granted, 25 pending o Existing commercial partners & products o Hosting partner - IBM o Wireless partner - Cingular Wireless o Few competitors 28

USA TECHNOLOGIES Experienced Management Team George R. Jensen, Jr. Chairman and Chief Executive Officer Stephen P. Herbert President and Chief Operating Officer David M. DeMedio Chief Financial Officer H. Brock Kolls Senior VP, Research & Development 29

USA TECHNOLOGIES Financial Snapshot (as of 6/30/05) OTCBB Exchange: USTT Industry: Business Services/Technology Operations based in: Malvern, PA Shares Outstanding: 426 million Fully Diluted: 540 million Insider Ownership: 10% Public Float: 385 million Current Price: $0.15 Market Cap.: $64 million Fiscal Year End: June 30 No. of Employees: 47 30

USA TECHNOLOGIES Financial Information (Millions) Year Ended June 30, $6 $5 $4 $3 $2 $1 $_ 2002 2003 2004 1.683 2.853 5.633 Cash $ 3.1 Total assets 24.4 Total debt 9.1 Total liabilities 13.4 Shareholders (Deficit)/Equity 11.0 Balance Sheet Data 3/31/05 31

USA TECHNOLOGIES Why Invest in USA Technologies? o Highly motivated and dedicated Management team o Leader in cashless transaction and network services for the self serve market o Growth by delivering extraordinary value to our customers, starting with convenience to the consumer, higher sales due to credit card purchasing power, and data to run their business better along with theft reduction. o Existing strong partnerships o Multiple revenue streams with recurring revenues with excellent profit opportunity o Not dependent on any one product, customer or industry o Patent protected o Open ended global markets with significant growth opportunities o Worldwide mega trends to fuel growth - cashless transactions now surpassing cash and checks combined, networked economy, and rising energy costs. 32

USA TECHNOLOGIES COMPANY CONTACT: USA Technologies Inc. (OTCBB: USTT) 100 Deerfield Lane, Suite 140 Malvern, PA 19355 Phone (800) 633-0340 Fax (610) 989-0344 www.usatech.com George R. Jensen, Jr. Stephen P. Herbert Chairman and CEO President and COO gjensen@usatech.com sherbert@usatech.com 33

USA TECHNOLOGIES THANK YOU! QUESTIONS & ANSWERS 34